UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio	44115

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 566-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
          Effective February 1, 2006, The Sherwin-Williams Company (“Sherwin-Williams”) and SWC Receivables Funding LLC (“SWC”), a wholly-owned subsidiary of Sherwin-Williams, entered into a $500 million accounts receivable securitization borrowing facility. Pursuant to a Purchase and Contribution Agreement, dated as of February 1, 2006, (the “Purchase Agreement”) between Sherwin-Williams and SWC, Sherwin-Williams has sold and/or contributed, and will continue to sell and/or contribute, to SWC certain of its receivables (the “Receivables”) as more fully described in the Purchase Agreement, and will assign to SWC the lock-boxes and deposit accounts into which the proceeds of such Receivables are paid. SWC will be consolidated in the financial statements of Sherwin-Williams. The Purchase Agreement is filed as Exhibit 4(a) to this Report and is incorporated herein by reference.
          Under a Loan and Servicing Agreement, dated as of February 1, 2006, (the “Servicing Agreement”) among Sherwin-Williams, as Servicer; SWC, as Borrower; Citicorp North America, Inc., as Program Agent; and the lenders party thereto, SWC may borrow up to $500 million. SWC will secure such borrowings by granting a security interest, in favor of the Program Agent and for the benefit of the lenders, in the Receivables, related security, and the cash collections and proceeds of the Receivables. Sherwin-Williams will act as Servicer to service the collection of the Receivables. SWC currently has no borrowings outstanding under the Servicing Agreement. The Servicing Agreement is filed as Exhibit 4(b) to this Report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information in Item 1.01 with respect to the $500 million accounts receivable securitization borrowing facility is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed with this Report.

Exhibit No.	Exhibit Description
4(a)	Purchase and Contribution Agreement, dated as of February 1, 2006, between The Sherwin-Williams Company, as the Originator, and SWC Receivables Funding LLC, as the Purchaser (filed herewith).

4(b)
Loan and Servicing Agreement, dated as of February 1, 2006, among SWC Receivables Funding LLC, as Borrower; The Sherwin-Williams Company, as Servicer; Citicorp North America, Inc., as Program Agent; and the lenders party thereto (filed herewith).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

February 7, 2006	By:	/s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit Description
4(a)	Purchase and Contribution Agreement, dated as of February 1, 2006, between The Sherwin-Williams Company, as the Originator, and SWC Receivables Funding LLC, as the Purchaser (filed herewith).

4(b)
Loan and Servicing Agreement, dated as of February 1, 2006, among SWC Receivables Funding LLC, as Borrower; The Sherwin-Williams Company, as Servicer; Citicorp North America, Inc., as Program Agent; and the lenders party thereto (filed herewith).

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